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                                                                   Exhibit 10.12

                      [TD BANK FINANCIAL GROUP LETTERHEAD]

                                                Telephone No. (416) 982-7770
                                                         Fax: (416) 982-6076

September 26, 2001

The Dynacare Health Group Inc.
20 Eglinton Avenue West, Suite 1600
Toronto, Ontario M4R 2H1

Attention: Zbig Biskup
           Senior Vice President and Chief Financial Officer
           -------------------------------------------------

Dear Sirs:

We are pleased to offer the Borrower the following Demand Operating Facility (the "Facility"), subject to the terms and conditions outlined below.

BORROWER:               The Dynacare Health Group Inc. (herein called the
                        "Borrower")

LENDER: The Toronto-Dominion Bank (the "Bank"), through its Toronto Dominion Centre branch, in Toronto, Ontario.

CREDIT LIMIT:           Amounts outstanding under the Facility will at all times
                        be no greater than:
                              CDN$5,000,000 [or its US$ Equivalent]

BORROWING
OPTIONS: The Facility is available at the Borrower's option by way of:
                        - Prime Rate Based Loans in CDN$ ("Prime Based Loans")
                        - Banker's Acceptances in CDN$ ("B/As")
                        - United States Base Rate Loans in US$ ("USBR Loans")
                        - Stand-by Letters of Guarantee in CDN$ ("L/Gs")

ANCILLARY
FACILITIES:             In addition to the Facility, the Bank has made available
                        to the Borrower the following ancillary facilities (the
                        "Ancillary Facilities") which the Borrower agrees will not be used for speculative purposes.

                        i) Spot Foreign Exchange Facility to enter into up to
                           US$4,000,000 for settlement on a spot basis.

PURPOSE                 The Facility is to be used to fund working capital only.

                              TD ACCESS
                              TELEPHONE BANKING

                              24 hours, 7 days a week
                              1-800-9TD-BANK
                              (1-800-983-2265)

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DRAWDOWN:               Facility is available on a revolving basis. Terms for
                        Banker's Acceptances and other similar details are set out in the Schedule "A" attached hereto.

REPAYMENT:              On demand. If the Bank demands repayment, the Borrower
                        will pay to the Bank all amounts outstanding under the Facility, including without limitation, the amount of all unmatured B/As and the amount of all drawn and undrawn L/Gs.

INTEREST RATES
AND FEES:               For the Borrowing Options available, advances shall bear
                        interest and fees are as follows:
                        - Prime Based Loans - Prime Rate + 2% per annum
                        - B/As - Stamping Fee at 3.50% per annum
                        - USBR Loans - USBR + 2% per annum
                        - L/Gs - 3.50% per annum

                        Upon receipt of the Security outlined below; the interest and fees will be as follows:
                        - Prime Based Loans - Prime Rate + 0% per annum
                        - B/As - Stamping Fee at 1.50% per annum
                        - USBR Loans - USBR + 0% per annum
                        - L/Gs - l.50% per annum

                        Information on Interest Rate Definitions, Interest Calculations and Payment is set out in the Schedule "A" attached hereto.

ARRANGEMENT
FEE During May 2001, the Borrower paid a non-refundable arrangement fee (in conjunction with Dynacare-Gamma Laboratory Partnership) of $15,000.

SECURITY The following security shall be provided to the Bank no later than March 15, 2002, shall support all present and future indebtedness and liability of the Borrower and the grantor of the security to the Bank including without limitation indebtedness and liability under guarantees, foreign exchange contracts, cash management products, and derivative contracts, and shall be on the Bank's standard form, supported by resolutions and solicitor's opinion, all acceptable to the Bank:

                        a) $5,000,000 limited Guarantee from Dynacare
                           Laboratories Limited Partnership in unencumbered form, including a negative pledge re: security and additional debt.

DOCUMENTATION           The following documentation shall be provided no later
                        than September 28, 2001:
                        a) Letter of Undertaking from the Borrower in the form
                           attached, and

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                        b) Negative Pledge from Dynacare Laboratories Limited
                           Partnership in the form attached.

REPORTING
REQUIREMENTS            The Borrower agrees to provide:

                        a) for the Borrower, Dynacare Kasper Medical
                           Laboratories and Dynacare Laboratories Limited Partnership, annual unaudited financial statements and for Dynacare Inc., annual audited financial statements within 90 days of fiscal year end; and

                        b) quarterly unaudited consolidated financial statements
                           for Dynacare Inc. within 45 days of fiscal quarter end.

OVERDRAFT
AVAILABILITY            Prime Rate Based Loans are permitted via overdraft from
                        Current Account Number 375212 at Branch Transit 1020 up to the Credit Limit.

DISBURSEMENT
CONDITIONS:             The Facility will no longer be available after September
                        28, 2001, unless the following has been provided to the
                        Bank:
                        1. all of the Bank Documentation required under this
                           Agreement,
                        2. Business Banking Agreement, and
                        3. Business Services Master Agreement.

                        The Facility will no longer be available after March 15, 2002, unless the following has been provided to the
                        Bank:
                        1. all of the Bank Security and supporting resolutions
                           and solicitor's letter of opinion required under this Agreement, and
                        2. Updated PPSA Search confirming discharge of PPSA
                           registrations except for PPSA registrations acceptable to the Bank which exceptions shall include, without limitation (a) file numbers 925856046, 949495077, and 932267367 (where we understand assets have been sold and the associated debt has been indemnified by the purchaser, and we will require solicitor confirmation of this indemnification); (b) and files 816124275, 818623476, 823996917, 827964909, 830172033, 831015513,
                           831648231, 831648249, 831785067, 833917716,
                           834529527, 834734835, 835067151,835067169, 836011926,
                           836011935, 836051823, 853367184, 853367193,
                           853468929, 853634115; (c) file 858071475 (which
                           registration is to be amended in a manner satisfactory to the Bank to limit the PPSA registration to specific equipment financing); and
                           (d) any other equipment financing registered under PPSA since April 6, 2001.

OTHER
REQUIREMENTS            Other Requirements as referred to in Section 5b) in
                        Schedule "A" are not applicable.

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AVAILABILITY
OF THE FACILITY:        The Facility is uncommitted and is not automatically
                        available upon satisfaction of the terms and conditions set out herein.

                        The Bank can demand repayment and cancel the availability of the Facility at any time.

SCHEDULE "A"
TERMS AND
CONDITIONS:             Schedule "A" sets out the Standard Terms and Conditions
                        ("Standard Terms and Conditions") which are applicable to the Borrower and which apply to this Facility. The
                        Standard Terms and Conditions, including the defined terms set out therein, form part of this Agreement, unless this letter states specifically that one or more of the Standard Terms and Conditions do not apply or are modified.

We trust you will find these facilities helpful in meeting your ongoing financing requirements. We ask that you acknowledge this offer of financing (which includes the Standard Terms and Conditions) by signing and returning the attached duplicate copy of this agreement to the undersigned by September 28, 2001.

Yours truly,

THE TORONTO-DOMINION BANK:


/s/ [ILLEGIBLE]         L370           /s/ [ILLEGIBLE]         5425
---------------------   -------        ---------------------   -------
Name of R/M             Signing        Name of MCC OR AVP      Signing
Title                   No.            Title                   No.

THE TORONTO-DOMINION BANK:

The Borrower hereby acknowledges and accepts the Terms and Conditions of this Agreement, including the attached Schedule "A".

Borrower's authorized offices or representatives:


/s/ Zbig Biskup
---------------------                  ----------------------------
Signature                              Signature

Zbig Biskup
---------------------                  ----------------------------
Print Name & Position                  Print Name & Position

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                                   SCHEDULE A
                          STANDARD TERMS AND CONDITIONS

1. DEFINITIONS

Capitalized Terms used in this Agreement shall have the following meanings:

"All-In Rate" means the greater of the Interest Rate that the Borrower pays for Prime Based Loans (which for greater certainty includes the percent per annum added to the Prime Rate).

"Business Day" means any day (other than a Saturday or Sunday) that the Branch/Centre is open for business.

"Business Plan/Forecast" means, for any fiscal year, a business plan and financial forecast in respect of the Borrower's business for such fiscal year, in form acceptable to the Bank and certified by the Borrower's senior officer or authorized representative.

"Branch/Centre" means the Bank branch or banking centre noted on the first page of the Letter, or such other branch or centre as may from time to time be designated by the Bank.

"Inventory Value" means, at the time of determination, the total value (based on the lower of cost or market) of the Borrower's inventories that are subject to the Bank Security (other than i) those inventories supplied by trade creditors who at that time have not been fully paid therefor and would have a right to repossess all or part of such inventories if the Borrower were then either bankrupt or in receivership, (ii) those inventories comprising work in process and (iii) those inventories that the Bank may from time to time designate in its sole discretion) minus the total amount of any claims, liens or encumbrances on those inventories having or purporting to have priority over the Bank.

"Face Amount" means, in respect of:

i)    a B/A, the amount payable to the holder thereof on its maturity;
ii) a L/C or L/G, the maximum amount payable to the beneficiary specified therein or any other person to whom payments may be required to be made pursuant to such L/C or L/G.

"Letter" means the letter from the Bank to the Borrower to which this Schedule "A" - Standard Terms and Conditions is attached.

"Letter of Credit" or "L/C" means, unless specifically limited elsewhere in this Agreement, a documentary letter of credit or similar instrument in form and substance satisfactory to the Bank.

"Letter of Guarantee" or "L/G" means, unless specifically limited elsewhere in this Agreement, a stand-by letter of guarantee or similar instrument in form and substance satisfactory to the Bank.

"Purchase Money Security Interest" means a security interest on an asset which is granted to a lender or to the seller of such asset in order to secure the purchase price of such asset or a loan incurred to acquire such asset, provided that the amount secured by the security interest does not exceed the cost of the asset and provided that the Borrower provides written notice to the Bank prior to the creation of the security interest.

"Receivable Value" means, at any time of determination, the total value of those of the Borrower's trade accounts receivable that are subject to the Bank Security other than i) those accounts then outstanding for 90 days, (ii) those accounts owing by persons, firms or corporations affiliated with the Borrower,
(iii) those accounts that the Bank may from time to time designate in its sole discretion, (iv) those accounts subject to any claim, liens, or encumbrance having or purporting to have priority over the Bank, (v) those accounts which are subject to a claim of set-off by the obligor under such account, MINUS the amount of all the Borrower's unremitted source deductions and unpaid taxes.

"Receivables/Inventory Summary" means a summary of the Customer's trade account receivables and inventories, in form as the Bank may require and certified by the Borrower's senior officer or authorized representative.

"US$ Equivalent" means, on any date, the equivalent amount in United States Dollars after giving effect to a conversion of a specified amount of Canadian Dollars to United States Dollars at the Bank's noon spot rate of exchange.

2. INTEREST RATE DEFINITIONS

Prime Rate means the rate of interest per annum (based on a 365/366 day year) established and reported by the Bank to the Bank of Canada from time to time as the reference rate of interest for determination of interest rates that the Bank charges to customers of varying degrees of creditworthiness in Canada for Canadian dollar loans made by it in Canada.

The Stamping Fee rate per annum is based on a 365/366 day year and the Stamping Fee is calculated on the face amount of each B/A presented to the Bank for acceptance.

LIBOR means the rate of interest per annum (based on a 360 day year) as determined by the Bank (rounded upwards, if necessary to the nearest whole multiple of 1/16th of 1%) at which the Bank may make available United States dollars which are obtained by the Bank in the Interbank Euro Currency Market, London, England at approximately 11:00 a.m. (Toronto time) on the second Business Day before the first day of, and in an amount similar to, and for the period similar to the interest period of, such advance.

USBR means the rate of interest per annum (based on a 365/366 day year) established by the Bank from time to time as the reference rate of interest for the determination of interest rates that the Bank charges to customers of varying degrees of creditworthiness for US dollar loans made by it in Canada.

Any interest rate based on a period less than a year expressed as an annual rate for the purposes of the Interest Act (Canada) is equivalent to such determined rate multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by the number of days in the period upon which it was based.

3. INTEREST CALCULATION AND PAYMENT

Interest on Prime Based Loans, and USBR Loans is calculated daily and payable monthly in arrears based on the number of days the subject loan is outstanding.

The Stamping Fee is calculated based on the face amount and the term of the B/A and is payable upon acceptance by the Bank of the B/A. The net proceeds received by the borrower on a B/A advance will be equal to the face amount of the B/A discounted at the Bank's then prevailing B/A discount rate for the specified term of the B/A less the B/A Stamping Fee.


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                                      -2-


Interest on LIBOR Loans is calculated and payable on the earlier of contract maturity or quarterly in arrears, for the number of days in the LIBOR interest period.

L/C and L/G fees are payable at the time of issuance of the L/C or L/G.

Interest is payable both before and after maturity or demand, default and judgment. Each payment under this Agreement shall be applied to any indebtedness or amounts owing in any order at the sole discretion of the Bank.

All overdue amounts of principal and interest shall bear interest from the date on which the same became due until the date of payment at the All-In Rate plus 2% per annum.

4. DRAWDOWN PROVISIONS

Prime Based and USBR Loans

There is no minimum amount of drawdown by way of Prime Based Loans and USBR Loans, except as stated in this Agreement. The Borrower shall provide the Bank with 3 Business Days' notice of a requested Prime Based Loan over $1,000,000.

B/As

The Borrower shall advise the Bank of the requested term or maturity date for B/As issued hereunder. The Bank shall have the discretion to restrict the term or maturity dates of B/As. The minimum amount of a drawdown by way of B/As is $500,000 and in multiples of $100,000 thereafter. The Borrower shall provide the Bank with 3 Business Days' notice of a requested B/A drawdown.

LIBOR

The Borrower shall advise the Bank of the requested LIBOR contract maturity or interest period. The Bank shall have the discretion to restrict the LIBOR contract maturity. The minimum amount of a drawdown by way of a LIBOR Loan is $1,000,000, and shall be in multiples of $100,000 thereafter. The Borrower will provide the Bank with 3 Business Days' notice of a requested LIBOR Loan.

L/C and/or L/G

The Bank shall have the discretion to restrict the maturity date of L/Gs or L/Cs.

B/A - Prime Conversion

The Borrower will provide the Bank with at least 3 Business Days notice of the Borrower's intention either to convert a B/A to a Prime Based Loan or vice versa, failing which, the Bank may decline to accept such additional B/As or may charge interest on the amount of Prime Based Loans resulting from maturity of B/As at the rate of 115% of the rate applicable to Prime Based Loans for the 3 day period immediately following such maturity. Thereafter, the rate shall revert to the rate applicable to Prime Based Loans.

5. OTHER REQUIREMENTS

In addition to all of the other obligations in this Agreement

a) The Borrower will:

      i)    pay all amounts outstanding to the bank when due or demanded,
      ii) maintain the Borrower's existence as a sole proprietorship, corporation, partnership, or limited partnership as the case may be, and keep all material agreements, rights, franchises, licences, operations, contracts or other arrangements in full force and effect,
      iii)  pay all taxes,
      iv) maintain the Borrower's property, plant and equipment in good repair and working condition,
      v) continue to carry on the business now being carried on by the Borrower,
      vi) maintain adequate insurance on all of the Borrower's assets, undertakings, and business risks, and
      vii) permit the Bank and its authorized representatives full access to the Borrower's premises, business, financial and computer records and allow the duplication or extraction of pertinent information therefrom.

b) The Borrower will not:

      i) create, incur, assume, or suffer to exist, any mortgage, deed of trust, pledge, lien, security interest, assignment, charge, or encumbrance (including without limitation, any conditional sale, or other title retention agreement, or finance lease) of any nature, upon or with respect to any of the borrower's property, now owned or hereafter acquired except for those Permitted Liens set out in the Letter,
      ii) merge or amalgamate with any other entity or permit any change of ownership or change the Borrower's capital structure,
      iii) sell, lease, assign, or otherwise dispose of all or substantially all of the Borrower's assets.

6. ADDITIONAL INFORMATION AND SECURITY

The Borrower will provide, or cause to be provided, whatever information the Bank may request from time to time. The Borrower will provide, or cause to be provided, any security or guarantees required by the Bank from time to time.

7. CURRENCY INDEMNITY

US$ loans must be repaid with US$ and CDN$ loans must be repaid with CDN$ and the Borrower shall indemnify the Bank for any loss suffered by the Bank if US$ loans are repaid with CDN$ or vice versa, whether such payment is made pursuant to an order of a court or otherwise.

8. TAXATION ON PAYMENTS

All payments made by the Borrower to the Bank will be made free and clear of all present and future taxes (excluding the Bank's income taxes), withholdings or deductions of whatever nature. If these taxes, withholdings or deductions are required by applicable law and are made, The Borrower shall, as a separate and independent obligation, pay to the Bank all additional amounts as shall fully indemnify the Bank from any such taxes, withholdings or deductions.

9. ENVIRONMENTAL REPRESENTATION AND UNDERTAKINGS

The Borrower represents, warrants and covenants (which representation, warranty and covenant shall continue each day hereafter) that the Borrower's property and business is being operated in compliance with applicable environmental, health and safety laws and regulations and that there are no judicial or administrative proceedings in respect thereto.

The Borrower shall, when asked by the Bank, at the Borrower's expense, obtain and provide to the Bank and appraisal, environmental audit or inspection report of any of the Borrower's property from appraisers, auditors or inspectors acceptable to the Bank.

The Borrower will defend, indemnify and hold harmless the Bank, its officers, directors, employees, agents and shareholders, against all loss, costs, claims, damages and expenses (including legal, audit and inspection expenses) which may be suffered or incurred in connection with the breach of this environmental representation, warranty and covenant and against environmental damage occasioned by the Borrower's activities or by contamination of or from any of the Borrower's property.

10. REPRESENTATION

No representation or warranty or other statement made by the Bank concerning any of the credit facilities shall be binding on the Bank unless made by it in writing as a specific amendment to this letter.


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                                      -3-


11. BANK MAY CHANGE AGREEMENT

The Bank may change the provisions of this Agreement from time to time. These changes include, without limitation, changes to the Credit Limit, interest rate, or fees payable by the Borrower. The Bank will notify the Borrower of any change in this Agreement by mail, hand delivery or facsimile transmission or for a change in any interest rates or interest rate definitions by posting a notice in all of the Bank's branches. The Bank is not required to notify a Guarantor of any change in the Agreement, including without limitation, any increase in the Credit Limit, Overdraft Limit or Loan Amount. If more than one person signs this Agreement, communication with any one of one party will serve as notice to all.

12. METHOD OF COMMUNICATION

The Bank may communicate with the Borrower by ordinary, uninsured mail or other means, including hand delivery or facsimile transmission. Mailed information is deemed to be received by the Borrower five days after mailing. Delivered information is deemed to be received when delivered or left at the Borrower's address. Messages sent by facsimile are deemed to be received when the Bank receives a fax confirmation.

13. EXPENSES

The Borrower shall pay, within 5 Business Days following notification, all fees and expenses (including but not limited to all legal fees and expenses) incurred by the Bank in connection with the preparation, registration and ongoing administration of this Agreement and the Bank Security and with the enforcement of the Bank's rights and remedies under this Agreement or the Bank Security whether or not any amounts are advanced under the Agreement. These fees and expenses shall include, but not be limited to, all outside counsel fees and expenses and all in-house legal fees and expenses, if in-house counsel are used, and all outside professional advisory fees and expenses. The Borrower shall pay interest on unpaid amounts due pursuant to this paragraph at the All-In Rate plus 2% per annum.

14. NON WAIVER

Any failure by the Bank to object to or take action with respect to a breach of this Agreement or any Bank Security shall not constitute a waiver of the Bank's right to take action at a later date on that breach. No course of conduct by the Bank will give rise to any reasonable expectation which is in any way inconsistent with the terms and conditions of this Agreement and the security or the Bank's right's thereunder.

15. EVIDENCE OF INDEBTEDNESS

The Bank shall record on its records the amount of all advances made hereunder, payments made in respect thereto, and all other amounts becoming due to the Bank under this Agreement. The Bank's records constitute, in the absence of manifest error, conclusive evidence of the Borrower's indebtedness to the Bank pursuant to this Agreement.

The Borrower will sign an Indemnity Agreement for all L/Cs and L/Gs issued by the Bank.

16. ENTIRE AGREEMENTS

This Agreement replaces any previous letter agreements dealing specifically with the Facility. Agreements relating to other credit facilities made available by the Bank continue to apply for those other credit facilities.

17. ASSIGNMENT

The Bank may assign or grant participation in all or part of this Agreement or in any loan made hereunder without notice to and without the Borrower's consent. The Borrower may not assign or transfer all or any part of the Borrower's rights or obligations under this Agreement.

18. RELEASE OF INFORMATION

The Borrower hereby irrevocably authorizes and direct the Borrower's accountant, (the "Accountant") to deliver all financial statements and other financial information concerning the Borrower to the Bank and agree that the Bank and the Accountant may communicate directly with each other.

19. USE OF INFORMATION

The word "information" means the Borrower's business and credit information and the Guarantor's business and credit information. It includes information provided to the Bank by the Borrower, including through the products and services the Borrower uses, and information obtained from others.

The Borrower (and the Guarantor) agree to the use of its information as follows:

i) Use of information -- The Bank may use information to establish and serve the Borrower as its customer, determine whether any products or services of the TD Bank Financial Group are suitable for the Borrower and offer them to the Borrower, or when required or permitted by law. The Bank may share information within the TD Bank Financial Group where permitted by law;

(ii) Collection and Use of Credit Information -- THE BANK MAY OBTAIN INFORMATION FROM PARTIES OUTSIDE THE TD BANK FINANCIAL GROUP, INCLUDING THROUGH A CREDIT CHECK, AND VERIFY INFORMATION WITH THEM. THE BORROWER AND THE GUARANTOR AUTHORIZE THOSE PARTIES TO GIVE THE BANK INFORMATION. The Bank may disclose information to other lenders and credit bureaux.

The Borrower and the Guarantor may obtain the privacy code -- "Protecting Your Privacy" -- or review its options for refusing or withdrawing this consent, including its option not to be contacted about offers of products or services, by contacting the Branch or calling the Bank at 1-800-9TD BANK.

*The TD Bank Financial Group means The Toronto-Dominion Bank and its subsidiaries and affiliates providing deposit, investment, loan, securities, trust, insurance and other products or services.

20. SET-OFF

In addition to and not in limitation of any rights now or hereafter granted under applicable law, the Bank may at any time and from time to time without notice to the Borrower or any other person, any notice being expressly waived by the Borrower, set-off and compensate and apply any and all deposits, general or special, time or demand, provisional or final, matured or unmatured, in any currency, and any other indebtedness at any time owing by the Bank, to or for the Borrower's credit or the Borrower's account against and on account of the indebtedness and liability under this Agreement notwithstanding that any of them are contingent or unmatured or in a different currency than the indebtedness and liability under this Agreement.

When applying a deposit in a different currency than the indebtedness under this Agreement to the indebtedness under this Agreement, the Bank will convert the deposit to the currency of the indebtedness under this Agreement using the Bank's noon spot rate of exchange for the conversion of such currency.

21. MISCELLANEOUS

i)    The Borrower has received a signed copy of this Agreement;
ii) If more than one person, firm or corporation signs this Agreement as the Borrower, the Bank may require payment of all amounts payable under this Agreement for any one of them, or a portion from each, but the Bank is released from any of its obligations by performing that obligation to any one of them;
iii) Accounting terms will (to the extent not defined in this Agreement) be interpreted in accordance with accounting principles established from time to time by the Canadian Institute of Chartered Accountants (or any successor) consistently applied, and all financial statements and information provided to the Bank will be prepared in accordance with those principles;
iv) This Agreement is governed by the law of the Province or Territory where the Branch/Centre is located;
v) Unless otherwise indicated, all amounts in this Agreement are in Canadian dollars.


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                                  UNDERTAKING

In conjunction with acknowledging and accepting the terms and conditions of the demand operating facility outlined in the Advisory Letter from The Toronto-Dominion Bank (the "Bank") dated September 14, 2001, The Dynacare Health Group Inc. (the "Borrower") undertakes to provide to the Bank an unencumbered $5,000,000 guarantee from Dynacare Laboratories Limited Partnership, in a form acceptable to the Bank and including a negative pledge, as security for this demand operating facility by no later than March 15, 2002, failing which, the Borrower will repay and cancel the demand operating facility on or before March 15, 2002.

Dated at Toronto this 28th day of September, 2001.

                                        The Dynacare Health Group Inc.


                                        /s/ Zbig Biskup
                                        ----------------------------------------
                                        (Name: ZBIG BISKUP)

                                        ----------------------------------------
                                        (Name:                             )

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                                NEGATIVE PLEDGE

It is acknowledged that The Dynacare Health Group Inc. holds a 99% partnership interest in the undersigned, Dynacare Laboratories Limited Partnership. In conjunction with The Dynacare Health Group Inc.'s acknowledgement and acceptance of the the terms and conditions of the demand credit facility outlined in an Advisory Letter from The Toronto-Dominion Bank to The Dynacare Health Group Inc. dated September 26, 2001, Dynacare Laboratories Limited Partnership hereby covenants and agrees with The Toronto-Dominion Bank that unless The Toronto-Dominion Bank shall have consented in writing, it shall not, except for
(1) any security, lien, mortgage or charge already existing at the date hereof and which has been previously advised to the Bank, (2) any equipment financing in the ordinary course of business consistent with past practice and forming part of the Permitted Liens of Dynacare-Gamma Laboratory Partnership as described in the Bank's Advisory Letter dated September 26, 2001; and (3) any renewal, extension or other re-financing of any of the foregoing:

(a) create, incur, assume or suffer to exist (directly or indirectly) any indebtedness or guarantee or act as surety or agree to indemnify the debts of others, or

(b) create, incur, assume, or suffer to exist, or permit any subsidiary to create, incur, assume or suffer to exist, any mortgage, deed of trust, pledge, lien, security interest, assignment, charge or encumbrance (including without limitation, any conditional sale, or other title retention agreement, or finance lease) of any nature, upon or with respect to any of its properties, now owned or hereafter acquired, or sign or file, or permit any subsidiary to sign or file, under the PPSA or similar registry system of any jurisdiction a financing statement which names Dynacare Laboratories Limited Partnership or any subsidiary as a debtor, or sign, or permit any subsidiary to sign, any security agreement authorizing any secured party thereunder to file such financing statement.

Dated at Toronto this 26th day of September, 2001.

                                       Dynacare Laboratories Limited Partnership by its partners,

                                       Dynacare G.P. Inc.

                                       Per: /s/ Zbig Biskup
                                       -----------------------------------------
                                       (Name: ZBIG BISKUP)


                                       The Dynacare Health Group Inc.

                                       Per: /s/ Zbig Biskup
                                       -----------------------------------------
                                       (Name: ZBIG BISKUP)

                      [TD BANK FINANCIAL GROUP LETTERHEAD]

                                                Telephone No. (416) 982-7770
                                                         Fax: (416) 982-6076

September 26, 2001

The Dynacare-Gamma Laboratory Partnership
20 Eglinton Avenue West, Suite 1600
Toronto, Ontario M4R 2H1

Attention: Zbig Biskup
           Senior Vice President and Chief Financial Officer
           -------------------------------------------------

Dear Sirs:

We are pleased to offer the Borrower the following Demand Operating Facility (the "Facility"), subject to the terms and conditions outlined below.

BORROWER:               Dynacare-Gamma Laboratory Partnership (herein called
                        the "Borrower")

LENDER: The Toronto-Dominion Bank (the "Bank"), through its Toronto Dominion Centre branch, in Toronto, Ontario.

CREDIT LIMIT:           Amounts outstanding under the Facility will at all times
                        be the lesser of:
                        1) CDN$25,000,000 [or its US$ Equivalent] AND
                        2) the TOTAL of (A) 90% of Provincial Health Plan
                                            receivables,
                                        (B) 75% of non-health insurance
                                            receivables acceptable to the Bank,
                                            net of accounts over 60 days old,
                                            AND
                                        (C) 60% of readily saleable inventories.

BORROWING
OPTIONS: The Facility is available at the Borrower's option by way of:
                        - Prime Rate Based Loans in CDN$ ("Prime Based Loans")
                        - Banker's Acceptances in CDN$ ("B/As")
                        - Stand-by Letters of Guarantee in CDN$ ("L/Gs") (to a
                          maximum of $2,000,000 for total L/G's outstanding)

PURPOSE                 The Facility is to be used to fund working capital only.

                              TD ACCESS
                              TELEPHONE BANKING

                              24 hours, 7 days a week
                              1-800-9TD-BANK
                              (1-800-983-2265)

                              [ILLEGIBLE]

DRAWDOWN:               Facility is available on a revolving basis. Terms for
                        Banker's Acceptances and other similar details are set out in the Schedule "A" attached hereto.

REPAYMENT:              On demand. If the Bank demands repayment, the Borrower
                        will pay to the Bank all amounts outstanding under the Facility, including without limitation, the amount of all unmatured B/As and the amount of all drawn and undrawn L/Gs.

INTEREST RATES
AND FEES:               For the Borrowing Options available, advances shall bear
                        interest and fees are as follows:
                        - Prime Based Loans - Prime Rate + 0% per annum
                        - B/As - Stamping Fee at 1.25% per annum
                        - L/Gs - 1.25% per annum

                        Information on Interest Rate Definitions, Interest Calculations and Payment is set out in the Schedule "A" attached hereto.

ARRANGEMENT
FEE During May 2001, the Borrower paid a non-refundable arrangement fee (in conjunction with The Dynacare Health Group Inc.) of $15,000.

SECURITY The following security shall be provided, shall support all present and future indebtedness and liability of the Borrower and the grantor of the security to the Bank including without limitation indebtedness and liability under guarantees, foreign exchange contracts, cash management products, and derivative contracts, and shall be on the Bank's standard form, supported by resolutions and solicitor's opinion, all acceptable to the Bank:
                        a) General Security Agreement amended to effectively
                           become an Inventory Security Agreement from the Borrower, and
                        b) General Assignment of Book Debts from the Borrower.

All of the above security shall be referred to collectively in this Agreement as "Bank Security".

REPORTING
REQUIREMENTS            The Borrower agrees to provide:
                        a) annual audited consolidated financial statements
                           within 90 days of fiscal year end;
                        b) a compliance certificate from an authorized
                           representative each time statements under a) above are submitted confirming that the Borrower is in compliance with applicable regulations and that laboratory licenses have been renewed for a further year (form of Compliance Certificate is attached); and

                        c) aged Receivable and Inventory summary within 25 days
                           of each month end.

OVERDRAFT
AVAILABILITY            Prime Rate Based Loans are permitted via overdraft from
                        Current Account Number 373473 at Branch Transit 1020 up to the Credit Limit $25,000,000.

DISBURSEMENT
CONDITIONS:             The Facility will no longer be available after October
                        31, 2001, unless the following has been provided to the
                        Bank:
                        1. Business Services Master Agreement
                        2. Business Banking Agreement

PERMITTED
LIENS                   Permitted Liens as referred to in Schedule "A" (section
                        5b)) are Purchase Money Security Interests, not to exceed for the Borrower $10,000,000.00 in aggregate.

AVAILABILITY
OF THE FACILITY:        The Facility is uncommitted and is not automatically
                        available upon satisfaction of the terms and conditions set out herein.

                        The Bank can demand repayment and cancel the availability of the Facility at any time.

SCHEDULE "A"
TERMS AND
CONDITIONS:             Schedule "A" sets out the Standard Terms and Conditions
                        ("Standard Terms and Conditions") which are applicable to the Borrower and which apply to this Facility. The
                        Standard Terms and Conditions, including the defined terms set out therein, form part of this Agreement, unless this letter states specifically that one or more of the Standard Terms and Conditions do not apply or are modified.

We trust you will find these facilities helpful in meeting your ongoing financing requirements. We ask that you acknowledge this offer of financing (which includes the Standard Terms and Conditions) by signing and returning the attached duplicate copy of this agreement to the undersigned by September 28, 2001.

Yours truly,

THE TORONTO-DOMINION BANK:


/s/ [ILLEGIBLE]         L370           /s/ [ILLEGIBLE]         5425
---------------------   -------        ---------------------   -------
Name of R/M             Signing        Name of MCC or AVP      Signing
Title                   No.            Title                   No.

THE TORONTO-DOMINION BANK:

The Borrower hereby acknowledges and accepts the Terms and Conditions of this Agreement, including the attached Schedule "A".

Borrower's authorized offices or representatives:


/s/ Zbig Biskup
---------------------                  ---------------------
Signature                              Signature

ZBIG BISKUP
---------------------                  ---------------------
Print Name & Position                  Print Name & Position



---------------------
Signature


---------------------
Print Name & Position

                             COMPLIANCE CERTIFICATE

This certificate is given pursuant to an advisory letter made as of September 26, 2001 (as such letter may be supplemented, amended or restated from time to time) between Dynacare-Gamma Laboratory Partnership, as Borrower, and The Toronto-Dominion Bank, as Lender.

The undersigned, as the duly appointed Director of the Borrower hereby certifies for and on behalf of the Borrower as follows:

1. The Borrower is in compliance with applicable regulations and through the annual license renewal process, the Borrower continues to hold valid laboratory licenses which are required to operate clinical laboratories and to receive reimbursement in Ontario.

Dated September 28, 2001.

                                        Dynacare-Gamma Laboratory Partnership


                                        By /s/ Zbig Biskup
                                           -------------------------------------
                                        Name
                                        Position


                                        By
                                           -------------------------------------
                                        Name
                                        Position


                                        By
                                           -------------------------------------
                                        Name
                                        Position

                                   SCHEDULE A
                          STANDARD TERMS AND CONDITIONS

1. DEFINITIONS

Capitalized Terms used in this Agreement shall have the following meanings:

"All-In Rate" means the greater of the Interest Rate that the Borrower pays for Prime Based Loans (which for greater certainty includes the percent per annum added to the Prime Rate).

"Business Day" means any day (other than a Saturday or Sunday) that the Branch/Centre is open for business.

"Business Plan/Forecast" means, for any fiscal year, a business plan and financial forecast in respect of the Borrower's business for such fiscal year, in form acceptable to the Bank and certified by the Borrower's senior officer or authorized representative.

"Branch/Centre" means the Bank branch or banking centre noted on the first page of the Letter, or such other branch or centre as may from time to time be designated by the Bank.

"Inventory Value" means, at the time of determination, the total value (based on the lower of cost or market) of the Borrower's inventories that are subject to the Bank Security (other than i) those inventories supplied by trade creditors who at that time have not been fully paid therefor and would have a right to repossess all or part of such inventories if the Borrower were then either bankrupt or in receivership, (ii) those inventories comprising work in process and (iii) those inventories that the Bank may from time to time designate in its sole discretion) minus the total amount of any claims, liens or encumbrances on those inventories having or purporting to have priority over the Bank.

"Face Amount" means, in respect of:

i)    a B/A, the amount payable to the holder thereof on its maturity;
ii) a L/C or L/G, the maximum amount payable to the beneficiary specified therein or any other person to whom payments may be required to be made pursuant to such L/C or L/G.

"Letter" means the letter from the Bank to the Borrower to which this Schedule "A" - Standard Terms and Conditions is attached.

"Letter of Credit" or "L/C" means, unless specifically limited elsewhere in this Agreement, a documentary letter of credit or similar instrument in form and substance satisfactory to the Bank.

"Letter of Guarantee" or "L/G" means, unless specifically limited elsewhere in this Agreement, a stand-by letter of guarantee or similar instrument in form and substance satisfactory to the Bank.

"Purchase Money Security Interest" means a security interest on an asset which is granted to a lender or to the seller of such asset in order to secure the purchase price of such asset or a loan incurred to acquire such asset, provided that the amount secured by the security interest does not exceed the cost of the asset and provided that the Borrower provides written notice to the Bank prior to the creation of the security interest.

"Receivable Value" means, at any time of determination, the total value of those of the Borrower's trade accounts receivable that are subject to the Bank Security other than i) those accounts then outstanding for 90 days, (ii) those accounts owing by persons, firms or corporations affiliated with the Borrower,
(iii) those accounts that the Bank may from time to time designate in its sole discretion, (iv) those accounts subject to any claim, liens, or encumbrance having or purporting to have priority over the Bank, (v) those accounts which are subject to a claim of set-off by the obligor under such account, MINUS the amount of all the Borrower's unremitted source deductions and unpaid taxes.

"Receivables/Inventory Summary" means a summary of the Customer's trade account receivables and inventories, in form as the Bank may require and certified by the Borrower's senior officer or authorized representative.

"US$ Equivalent" means, on any date, the equivalent amount in United States Dollars after giving effect to a conversion of a specified amount of Canadian Dollars to United States Dollars at the Bank's noon spot rate of exchange.

2. INTEREST RATE DEFINITIONS

Prime Rate means the rate of interest per annum (based on a 365/366 day year) established and reported by the Bank to the Bank of Canada from time to time as the reference rate of interest for determination of interest rates that the Bank charges to customers of varying degrees of creditworthiness in Canada for Canadian dollar loans made by it in Canada.

The Stamping Fee rate per annum is based on a 365/366 day year and the Stamping Fee is calculated on the face amount of each B/A presented to the Bank for acceptance.

LIBOR means the rate of interest per annum (based on a 360 day year) as determined by the Bank (rounded upwards, if necessary to the nearest whole multiple of 1/16th of 1%) at which the Bank may make available United States dollars which are obtained by the Bank in the Interbank Euro Currency Market, London, England at approximately 11:00 a.m. (Toronto time) on the second Business Day before the first day of, and in an amount similar to, and for the period similar to the interest period of, such advance.

USBR means the rate of interest per annum (based on a 365/366 day year) established by the Bank from time to time as the reference rate of interest for the determination of interest rates that the Bank charges to customers of varying degrees of creditworthiness for US dollar loans made by it in Canada.

Any interest rate based on a period less than a year expressed as an annual rate for the purposes of the Interest Act (Canada) is equivalent to such determined rate multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by the number of days in the period upon which it was based.

3. INTEREST CALCULATION AND PAYMENT

Interest on Prime Based Loans, and USBR Loans is calculated daily and payable monthly in arrears based on the number of days the subject loan is outstanding.

The Stamping Fee is calculated based on the face amount and the term of the B/A and is payable upon acceptance by the Bank of the B/A. The net proceeds received by the borrower on a B/A advance will be equal to the face amount of the B/A discounted at the Bank's then prevailing B/A discount rate for the specified term of the B/A less the B/A Stamping Fee.

Interest on LIBOR Loans is calculated and payable on the earlier of contract maturity or quarterly in arrears, for the number of days in the LIBOR interest period.

L/C and L/G fees are payable at the time of issuance of the L/C or L/G.

Interest is payable both before and after maturity or demand, default and judgment. Each payment under this Agreement shall be applied to any indebtedness or amounts owing in any order at the sole discretion of the Bank.

All overdue amounts of principal and interest shall bear interest from the date on which the same became due until the date of payment at the All-In Rate plus 2% per annum.

4. DRAWDOWN PROVISIONS

Prime Based and USBR Loans

There is no minimum amount of drawdown by way of Prime Based Loans and USBR Loans, except as stated in this Agreement. The Borrower shall provide the Bank with 3 Business Days' notice of a requested Prime Based Loan over $1,000,000.

B/As

The Borrower shall advise the Bank of the requested term or maturity date for B/As issued hereunder. The Bank shall have the discretion to restrict the term or maturity dates of B/As. The minimum amount of a drawdown by way of B/As is $500,000 and in multiples of $100,000 thereafter. The Borrower shall provide the Bank with 3 Business Days' notice of a requested B/A drawdown.

LIBOR

The Borrower shall advise the Bank of the requested LIBOR contract maturity or interest period. The Bank shall have the discretion to restrict the LIBOR contract maturity. The minimum amount of a drawdown by way of a LIBOR Loan is $1,000,000, and shall be in multiples of $100,000 thereafter. The Borrower will provide the Bank with 3 Business Days' notice of a requested LIBOR Loan.

L/C and/or L/G

The Bank shall have the discretion to restrict the maturity date of L/Gs or L/Cs.

B/A - Prime Conversion

The Borrower will provide the Bank with at least 3 Business Days notice of the Borrower's intention either to convert a B/A to a Prime Based Loan or vice versa, failing which, the Bank may decline to accept such additional B/As or may charge interest on the amount of Prime Based Loans resulting from maturity of B/As at the rate of 115% of the rate applicable to Prime Based Loans for the 3 day period immediately following such maturity. Thereafter, the rate shall revert to the rate applicable to Prime Based Loans.

5. OTHER REQUIREMENTS

In addition to all of the other obligations in this Agreement

a) The Borrower will:

      i)    pay all amounts outstanding to the bank when due or demanded,
      ii) maintain the Borrower's existence as a sole proprietorship, corporation, partnership, or limited partnership as the case may be, and keep all material agreements, rights, franchises, licences, operations, contracts or other arrangements in full force and effect,
      iii)  pay all taxes,
      iv) maintain the Borrower's property, plant and equipment in good repair and working condition,
      v) continue to carry on the business now being carried on by the Borrower,
      vi) maintain adequate insurance on all of the Borrower's assets, undertakings, and business risks, and
      vii) permit the Bank and its authorized representatives full access to the Borrower's premises, business, financial and computer records and allow the duplication or extraction of pertinent information therefrom.

b) The Borrower will not:

      i) create, incur, assume, or suffer to exist, any mortgage, deed of trust, pledge, lien, security interest, assignment, charge, or encumbrance (including without limitation, any conditional sale, or other title retention agreement, or finance lease) of any nature, upon or with respect to any of the borrower's property, now owned or hereafter acquired except for those Permitted Liens set out in the Letter,
      ii) merge or amalgamate with any other entity or permit any change of ownership or change the Borrower's capital structure,
      iii) sell, lease, assign, or otherwise dispose of all or substantially all of the Borrower's assets.

6. ADDITIONAL INFORMATION AND SECURITY

The Borrower will provide, or cause to be provided, whatever information the Bank may request from time to time. The Borrower will provide, or cause to be provided, any security or guarantees required by the Bank from time to time.

7. CURRENCY INDEMNITY

US$ loans must be repaid with US$ and CDN$ loans must be repaid with CDN$ and the Borrower shall indemnify the Bank for any loss suffered by the Bank if US$ loans are repaid with CDN$ or vice versa, whether such payment is made pursuant to an order of a court or otherwise.

8. TAXATION ON PAYMENTS

All payments made by the Borrower to the Bank will be made free and clear of all present and future taxes (excluding the Bank's income taxes), withholdings or deductions of whatever nature. If these taxes, withholdings or deductions are required by applicable law and are made, The Borrower shall, as a separate and independent obligation, pay to the Bank all additional amounts as shall fully indemnify the Bank from any such taxes, withholdings or deductions.

9. ENVIRONMENTAL REPRESENTATION AND UNDERTAKINGS

The Borrower represents, warrants and covenants (which representation, warranty and covenant shall continue each day hereafter) that the Borrower's property and business is being operated in compliance with applicable environmental, health and safety laws and regulations and that there are no judicial or administrative proceedings in respect thereto.

The Borrower shall, when asked by the Bank, at the Borrower's expense, obtain and provide to the Bank and appraisal, environmental audit or inspection report of any of the Borrower's property from appraisers, auditors or inspectors acceptable to the Bank.

The Borrower will defend, indemnify and hold harmless the Bank, its officers, directors, employees, agents and shareholders, against all loss, costs, claims, damages and expenses (including legal, audit and inspection expenses) which may be suffered or incurred in connection with the breach of this environmental representation, warranty and covenant and against environmental damage occasioned by the Borrower's activities or by contamination of or from any of the Borrower's property.

10. REPRESENTATION

No representation or warranty or other statement made by the Bank concerning any of the credit facilities shall be binding on the Bank unless made by it in writing as a specific amendment to this letter.

11. BANK MAY CHANGE AGREEMENT

The Bank may change the provisions of this Agreement from time to time. These changes include, without limitation, changes to the Credit Limit, interest rate, or fees payable by the Borrower. The Bank will notify the Borrower of any change in this Agreement by mail, hand delivery or facsimile transmission or for a change in any interest rates or interest rate definitions by posting a notice in all of the Bank's branches. The Bank is not required to notify a Guarantor of any change in the Agreement, including without limitation, any increase in the Credit Limit, Overdraft Limit or Loan Amount. If more than one person signs this Agreement, communication with any one of one party will serve as notice to all.

12. METHOD OF COMMUNICATION

The Bank may communicate with the Borrower by ordinary, uninsured mail or other means, including hand delivery or facsimile transmission. Mailed information is deemed to be received by the Borrower five days after mailing. Delivered information is deemed to be received when delivered or left at the Borrower's address. Messages sent by facsimile are deemed to be received when the Bank receives a fax confirmation.

13. EXPENSES

The Borrower shall pay, within 5 Business Days following notification, all fees and expenses (including but not limited to all legal fees and expenses) incurred by the Bank in connection with the preparation, registration and ongoing administration of this Agreement and the Bank Security and with the enforcement of the Bank's rights and remedies under this Agreement or the Bank Security whether or not any amounts are advanced under the Agreement. These fees and expenses shall include, but not be limited to, all outside counsel fees and expenses and all in-house legal fees and expenses, if in-house counsel are used, and all outside professional advisory fees and expenses. The Borrower shall pay interest on unpaid amounts due pursuant to this paragraph at the All-In Rate plus 2% per annum.

14. NON WAIVER

Any failure by the Bank to object to or take action with respect to a breach of this Agreement or any Bank Security shall not constitute a waiver of the Bank's right to take action at a later date on that breach. No course of conduct by the Bank will give rise to any reasonable expectation which is in any way inconsistent with the terms and conditions of this Agreement and the security or the Bank's right's thereunder.

15. EVIDENCE OF INDEBTEDNESS

The Bank shall record on its records the amount of all advances made hereunder, payments made in respect thereto, and all other amounts becoming due to the Bank under this Agreement. The Bank's records constitute, in the absence of manifest error, conclusive evidence of the Borrower's indebtedness to the Bank pursuant to this Agreement.

The Borrower will sign an Indemnity Agreement for all L/Cs and L/Gs issued by the Bank.

16. ENTIRE AGREEMENTS

This Agreement replaces any previous letter agreements dealing specifically with the Facility. Agreements relating to other credit facilities made available by the Bank continue to apply for those other credit facilities.

17. ASSIGNMENT

The Bank may assign or grant participation in all or part of this Agreement or in any loan made hereunder without notice to and without the Borrower's consent. The Borrower may not assign or transfer all or any part of the Borrower's rights or obligations under this Agreement.

18. RELEASE OF INFORMATION

The Borrower hereby irrevocably authorizes and direct the Borrower's accountant, (the "Accountant") to deliver all financial statements and other financial information concerning the Borrower to the Bank and agree that the Bank and the Accountant may communicate directly with each other.

19. USE OF INFORMATION

The word "information" means the Borrower's business and credit information and the Guarantor's business and credit information. It includes information provided to the Bank by the Borrower, including through the products and services the Borrower uses, and information obtained from others.

The Borrower (and the Guarantor) agree to the use of its information as follows:

i) Use of information -- The Bank may use information to establish and serve the Borrower as its customer, determine whether any products or services of the TD Bank Financial Group are suitable for the Borrower and offer them to the Borrower, or when required or permitted by law. The Bank may share information within the TD Bank Financial Group where permitted by law;

(ii) Collection and Use of Credit Information -- THE BANK MAY OBTAIN INFORMATION FROM PARTIES OUTSIDE THE TD BANK FINANCIAL GROUP, INCLUDING THROUGH A CREDIT CHECK, AND VERIFY INFORMATION WITH THEM. THE BORROWER AND THE GUARANTOR AUTHORIZE THOSE PARTIES TO GIVE THE BANK INFORMATION. The Bank may disclose information to other lenders and credit bureaux.

The Borrower and the Guarantor may obtain the privacy code -- "Protecting Your Privacy" -- or review its options for refusing or withdrawing this consent, including its option not to be contacted about offers of products or services, by contacting the Branch or calling the Bank at 1-800-9TD BANK.

*The TD Bank Financial Group means The Toronto-Dominion Bank and its subsidiaries and affiliates providing deposit, investment, loan, securities, trust, insurance and other products or services.

20. SET-OFF

In addition to and not in limitation of any rights now or hereafter granted under applicable law, the Bank may at any time and from time to time without notice to the Borrower or any other person, any notice being expressly waived by the Borrower, set-off and compensate and apply any and all deposits, general or special, time or demand, provisional or final, matured or unmatured, in any currency, and any other indebtedness at any time owing by the Bank, to or for the Borrower's credit or the Borrower's account against and on account of the indebtedness and liability under this Agreement notwithstanding that any of them are contingent or unmatured or in a different currency than the indebtedness and liability under this Agreement.

When applying a deposit in a different currency than the indebtedness under this Agreement to the indebtedness under this Agreement, the Bank will convert the deposit to the currency of the indebtedness under this Agreement using the Bank's noon spot rate of exchange for the conversion of such currency.

21. MISCELLANEOUS

i)    The Borrower has received a signed copy of this Agreement;
ii) If more than one person, firm or corporation signs this Agreement as the Borrower, the Bank may require payment of all amounts payable under this Agreement for any one of them, or a portion from each, but the Bank is released from any of its obligations by performing that obligation to any one of them;
iii) Accounting terms will (to the extent not defined in this Agreement) be interpreted in accordance with accounting principles established from time to time by the Canadian Institute of Chartered Accountants (or any successor) consistently applied, and all financial statements and information provided to the Bank will be prepared in accordance with those principles;
iv) This Agreement is governed by the law of the Province or Territory where the Branch/Centre is located;
v) Unless otherwise indicated, all amounts in this Agreement are in Canadian dollars.